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                          MFS(R) World Governments Fund
                       (a series of MFS Series Trust VII)

                            Supplement to Prospectus
                               dated April 1, 1997

         The Fund's Prospectus is revised as follows:

         1. The third and the fifth sentences in the fourth paragraph on page 8 under the caption "Investment Objective and Policies Investment Policies" are deleted in their entirety.

         2.       The  last  two   paragraphs   on  page  8  under  the  caption
                  "Investment Objective and Policies - Investment Policies" are deleted in their entirety.

         3. A new paragraph is added following the fifth paragraph on page 8 under the caption "Investment Objective and Policies - Investment Policies" which reads in its entirety:

                           Consistent with the Fund's investment objective and policies, and in addition to the Fund's investments in emerging market securities and Brady Bonds, the Fund may invest up to 35% of its net assets in non-convertible fixed income securities rated below the four highest grades of Standard & Poor's Rating Services ("S&P"), Fitch Investors Services, Inc. ("Fitch"), Duff & Phelps Credit Rating Co. ("Duff & Phelps") (AAA, AA, A or BBB) or Moody's Investors Services, Inc. ("Moody's") (Aaa, Aa, A or Baa) and comparable unrated securities. For a discussion of the risks of investing in these securities, see "Additional Risk Factors - Lower Rated Fixed Income Securities" below.


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         4.       A new  paragraph  is added on page 15  following  the  section captioned "Emerging Market Securities" under the heading "Additional Risk Factors" as follows:

                           Lower Rated Fixed Income Securities: As indicated above, the Fund may also invest up to 35% of its net assets in non-convertible fixed income securities rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). No minimum rating standard is required by the Fund. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories. However, since yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes and short-term corporate and industry developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. These lower rated fixed income securities are also affected by changes in interest rates, the market's perception of their credit quality, and the outlook for economic growth. In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on the Fund's lower rated high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, the Fund may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in the Fund's yield despite the actual loss of principal. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Therefore, judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities.

                           The Fund may also invest in non-convertible fixed income securities rated Baa by Moody's or BBB by S&P, Fitch or Duff & Phelps and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.

                           These lower rated and comparable unrated securities may also include zero coupon bonds, described above.


                    The date of this Supplement is June 19, 1997